UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 5, 2021

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

206 Van Vorst Street, Jersey City, New Jersey	07302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, Bel Fuse Inc. (the “Company”) announced that Farouq Tuweiq has been named Chief Financial Officer of the Company, effective February 15, 2021.  In this role, Mr. Tuweiq, a skilled senior professional with background in acquisitions, capital markets, finance and accounting, will assist the Company with matters associated with the Company’s business including implementation of the Company’s growth strategy.

Most recently, Mr. Tuweiq worked at BMO Capital Markets, member of BMO Financial Group, where he led and helped build the Industrial Technology Investment Banking practice.  Mr. Tuweiq spent his banking career advising public, private equity-backed, and privately-held companies in the Electronic Components sector, including manufacturers of connectors, passives, magnetics, on Mergers & Acquisitions and capital raising.  Previously, Mr. Tuweiq worked at Schneider Electric, a public multinational energy efficiency and automation provider, in its North American headquarters within the FP&A group focused on budgeting, forecasting, and business planning.  Prior to that, he worked at Ernst and Young, within the audit group, serving public and private manufacturing and financial companies.  During his tenure, he worked on various audits, review of Securities and Exchange Commission filings, IPO preparation, implementation and testing of Sarbanes-Oxley, and carve-out financials while obtaining his CPA certification.  Mr. Tuweiq earned his B.A in Finance and MS in Accounting from Michigan State University and his MBA at Georgetown University, McDonough School of Business.

A copy of the press release announcing Mr. Tuweiq’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Craig Brosious, the Company’s Vice President of Finance, has expressed an interest in potentially retiring from the Company at approximately the end of the third quarter of 2021 on a date yet to be determined.  In his position as Vice President of Finance, Mr. Brosious currently is retaining the roles and responsibilities of “principal financial officer” and “principal accounting officer” of the Company for purposes of the rules and regulations of the Securities and Exchange Commission.  The Company will make appropriate disclosures upon any changes in such roles.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1   Press Release of Bel Fuse Inc. dated January 5, 2021.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2021	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company, dated January 5, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).